UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported):  April 23, 2008

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Subsequent to the distribution of our 2008 Proxy Statement, we received feedback from Institutional Shareholder Services regarding the proposed amendment to the Swift Energy Company 2005 Stock Compensation Plan (the "Plan").  In response, we are furnishing the following information related to the Plan; however, the proposed amendment to the Plan in our 2008 Proxy Statement remains unchanged.  As of February 29, 2008, the Company had: (1) 174,263 shares available for grant in the Plan, (2) 1,423,033 stock option awards outstanding with a weighted average exercise price of $30.90 and a weighted average remaining term of 5.7 years, and (3) 735,905 restricted stock awards outstanding at February 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 23, 2008

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President